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                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Registration Statement of Strategic Realty Capital Corp. on Form S-11 of our report dated March 13, 1998, appearing in the Prospectus, which is part of this Registration Statement.

    We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP
Columbus, Ohio
March 20, 1998